WAIVER AND AGREEMENT

          WAIVER AND AGREEMENT dated as of June 14, 2001 (this "Waiver") with respect to the Amended, Restated and Consolidated Credit Agreement dated as of October 12, 1999 (as amended, the "Credit Agreement") by and among American Skiing Company ("American Skiing") and the other borrowers party thereto (collectively, the "Borrowers"), the lenders party thereto (the "Lenders") and Fleet National Bank, N.A. (formerly known as BankBoston, N.A.), as agent (the "Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans and other financial accommodations to the Borrowers which remain outstanding;

          WHEREAS, certain Events of Default may have occurred and may be continuing; and

          WHEREAS, the Borrowers have requested that the Agent and the Lenders waive such possible Events of Default and defer the payment of the Deferred Default Spread (as defined below), in each case, during the Waiver Period (as defined below), and the Agent and the Lenders are willing to do so, but only on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          Section  1.1.  Defined  Terms.   Unless   otherwise   defined  herein,
capitalized terms used herein have the meanings assigned in the Credit Agreement and the following terms shall have the following meanings:

          "Deferred Default Spread": the spread between (a) the contractual rate of interest due on the Loans pursuant to Sections 2.3, 2.5 and 2.19 of the Credit Agreement, as modified by Section 4.1(b) of the Waiver and Agreement dated as of May 15, 2001 and (b) the default rate of interest due on the Loans accruing upon the occurrence and during the continuance of an Event of Default pursuant to Section 2.7 of the Credit Agreement.

          "Effective Date": (i) November 1, 2000 with respect to the Swap Event of Default and (ii) April 29, 2001 with respect to the Specified Events of Default (other than the Swap Event of Default).

          "Expiration Date": June 28, 2001.

          "Specified Events of Default": Events of Default arising or which may arise in respect of Section 10.1(b) of the Credit Agreement as a result of the Borrowers' failure to comply with Sections 7.1, 7.2, 7.3, 7.5 and 8.15 of the Credit Agreement.

          "Swap Event of Default": Events of Default arising or which may arise in respect of Section 10.1(b) of the Credit Agreement as a result of the Borrowers' failure to comply with Section 8.15 of the Credit Agreement.

          "Termination Date": the occurrence of an event of termination as provided in Article III of this Waiver.

          "Waiver Period": the period beginning on the Effective Date and ending on the earlier of (a) the Termination Date or (b) the Expiration Date.


                                   ARTICLE II
                               WAIVER AND DEFERRAL

          Section 2.1. Waiver. Subject to the terms and conditions hereof, the Agent and the Lenders hereby agree to waive during the Waiver Period the Specified Events of Default.

          Section 2.2. Deferral. The Agent and the Lenders hereby agree to defer payment by the Borrowers of the Deferred Default Spread during the Waiver Period; provided, that the Deferred Default Spread shall be paid in full in cash immediately upon the earlier of the Termination Date or the Expiration Date; it being understood that during the Waiver Period the Borrowers shall continue to pay the contractual rate of interest due on the Loans pursuant to Sections 2.3,
2.5 and 2.19 of the Credit Agreement.


                                   ARTICLE III
                          WAIVER EVENTS OF TERMINATION

          Upon the occurrence of any of the following events:

          (a) the Borrowers shall default in the observance or performance of any agreement or covenant contained in this Waiver;

          (b) the occurrence of a Default or Event of Default (other than a Specified Event of Default);

then, and in any such event, the provisions of Article II of this Waiver shall immediately and automatically terminate and thereafter such Article II shall have no force or effect.


                                   ARTICLE IV
                                   AGREEMENTS

          Section 4.1. Agreements. The Borrowers hereby confirm, reaffirm and restate as of the date hereof its agreements contained in Article IV of the Waiver and Agreement dated as of May 15, 2001; it being understood that all references in said Article IV to "Waiver Period" shall be deemed to mean "Waiver Period" as defined in this Waiver.

          Section 4.2. Agreements Deemed Agreements under the Credit Agreement. For purposes of the Credit Agreement, the agreements of the Borrowers contained in this Article IV shall be deemed to be, and shall be, agreements under the Credit Agreement.

                                    ARTICLE V
                              WAIVER EFFECTIVE DATE

          Section 5.1 Effective Date. This Waiver shall become effective as of the date hereof upon receipt by the Agent of (a) counterparts of this Waiver, duly executed and delivered by the Borrowers, the Agent and the Lenders and (b) payment in full in cash of the invoiced and unpaid fees and expenses of the Agent's professionals as of June 1, 2001 and as set forth on the Schedule of Fees attached hereto.


                                   ARTICLE VI
                                 INTERPRETATION

          Section 6.1. Continuing Effect of the Credit Agreement. The Borrowers, the Agent and each Lender hereby acknowledges and agrees that the Credit Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified hereby.

          Section 6.2. No Waiver. Nothing contained in this Waiver shall be construed or interpreted or is intended as a waiver of any Default or Event of Default (other than the Specified Events of Default) or of any rights, powers, privileges or remedies that the Agent or the Lenders have or may have under the Credit Agreement, any other related document or applicable law on account of such Default or Event of Default (other than the Specified Events of Default). The Borrowers hereby acknowledge and agree that, at the end of the Waiver Period, the provisions of Article II of this Waiver shall become of no force and effect and the Agent and the Lenders shall be free, in accordance with the Credit Agreement, to exercise and enforce, or to take steps to exercise and enforce, all rights, powers, privileges and remedies available to them under the Credit Agreement, any related document or applicable law on account of the Specified Events of Default (or any other Default or Event of Default) as if this Waiver had not been entered into by the parties hereto.


                                   ARTICLE VII
                                  MISCELLANEOUS

          Section 7.1. Representations and Warranties. The Borrowers hereby represent and warrant as of the date hereof that, after giving effect to this Waiver, (a) no Default or Event of Default has occurred and is continuing, except the Specified Events of Default, and (b) all representations and warranties of the Borrowers contained in the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of such date, except that Section 5.22(a) of the Credit Agreement shall be deemed to exclude any Specified Event of Default.

          Section 7.2. Payment of Fees and Expenses. (a) The Borrowers hereby agree to pay or reimburse the Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Agent. In furtherance of the provisions of this
Section 7.2 and Section 14.5 of the Credit Agreement, the Borrowers hereby agree that the Agent shall be entitled, upon one Business Day's notice to the Borrowers, to debit any operating account of any Borrower to collect costs and expenses to which the Agent is entitled pursuant to this Section 7.2 and Section
14.5 of the Credit  Agreement.

          (b) The Borrowers further agree to pay to the Agent, for its own account, on the first Business Day of each month, an agency fee in the amount of $10,000. This monthly payment shall be in lieu of the annual agency fee otherwise due under the Credit Agreement.

          Section 7.3. Counterparts. This Waiver may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          Section 7.4. GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

          Section 7.5. Reservation of Rights. Notwithstanding anything contained in this Waiver, the Borrowers acknowledge that the Agent and the Lenders do not waive, and expressly reserve, the right to exercise, at any time, any and all of their rights and remedies under the Credit Agreement, any other related document and applicable law on account of any Default or Event of Default (other than Specified Events of Default).

          Section 7.6. Confirmation of Indebtedness. The Borrowers hereby confirm and acknowledge that, as of the Effective Date, (i) the Borrowers are truly and justly indebted to the Lenders, without defense, counterclaim or offset of any kind and (ii) the Borrowers are liable to the Lenders in respect of Loans and Letters of Credit in the aggregate principal amount of $127,540,079.10.

          Section 7.7. Waiver. The Borrowers hereby release, waive, and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them have, may have, or might assert at the time of execution of this Waiver or in the future against the Agent, the Lenders and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns (collectively, the "Lender Group"), directly or indirectly, which occurred, existed, was taken, permitted or begun prior to the execution of this Waiver, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Credit Agreement, any other Lender Agreement and/or the administration thereof or the obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any obligations related to the Credit Agreement, any other Lender Agreement and/or the administration thereof or the obligations created thereby, or (iii) any matter related to the foregoing; provided, however, that the provisions of this Section 7.7 shall not apply to any such matters of which the Borrowers are presently unaware and which constitute or result from the gross negligence and/or willful misconduct of any member of the Lender Group.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.


                                     AMERICAN SKIING COMPANY


                                     By: /s/ Mark J. Miller
                                     Title: CFO


                                     SUNDAY RIVER SKIWAY CORPORATION


                                     By: /s/ Mark J. Miller
                                     Title: CFO


                                     SUNDAY RIVER LTD.


                                     By: /s/ Mark J. Miller
                                     Title: CFO


                                     PERFECT TURN, INC.


                                     By: /s/ Mark J. Miller
                                     Title: CFO


                                     SUNDAY RIVER TRANSPORTATION INC.


                                     By: /s/ Mark J. Miller
                                     Title: CFO


                                     L.B.O. HOLDING, INC.


                                     By: /s/ Mark J. Miller
                                     Title: CFO


                                     SUGARBUSH RESORT HOLDINGS, INC.


                                     By: /s/ Mark J. Miller
                                     Title: CFO

                                     SUGARBUSH LEASING COMPANY


                                     By: /s/ Mark J. Miller
                                     Title: CFO


                                     SUGARBUSH RESTAURANTS, INC.


                                     By: /s/ Mark J. Miller
                                     Title: CFO


                                     MOUNTAIN WASTEWATER TREATMENT,     INC.


                                     By: /s/ Mark J. Miller
                                     Title: CFO


                                     S-K-I, LTD.


                                     By: /s/ Mark J. Miller
                                     Title: CFO


                                     KILLINGTON, LTD.


                                     By: /s/ Mark J. Miller
                                     Title: CFO


                                     MOUNT SNOW LTD.


                                     By: /s/ Mark J. Miller
                                     Title: CFO


                                     PICO SKI AREA MANAGEMENT COMPANY


                                     By: /s/ Mark J. Miller
                                     Title: CFO

                                     RESORT SOFTWARE SERVICES, INC.


                                     By: /s/ Mark J. Miller
                                     Title: CFO


                                     KILLINGTON RESTAURANTS, INC.


                                     By: /s/ Mark J. Miller
                                     Title: CFO


                                     DOVER RESTAURANTS, INC.


                                     By: /s/ Mark J. Miller
                                     Title: CFO


                                     SUGARLOAF MOUNTAIN CORPORATION


                                     By: /s/ Mark J. Miller
                                     Title: CFO


                                     MOUNTAINSIDE


                                     By: /s/ Mark J. Miller
                                     Title: CFO


                                     ASC UTAH


                                     By: /s/ Mark J. Miller
                                     Title: CFO


                                     STEAMBOAT SKI & RESORT CORPORATION


                                     By: /s/ Mark J. Miller
                                     Title: CFO

                                     HEAVENLY  SKI & RESORT CORPORATION


                                     By: /s/ Mark J. Miller
                                     Title: CFO


                                     HEAVENLY CORPORATION


                                     By: /s/ Mark J. Miller
                                     Title: CFO


                                     HEAVENLY VALLEY, LIMITED  PARTNERSHIP

                                     By:  Heavenly   Corporation,   its  general
                                     partner


                                     By: /s/ Mark J. Miller
                                     Title: CFO

                                     FLEET NATIONAL BANK (successor in interest to BankBoston, N.A.), as Agent


                                     By:  /s/ Daniel Butler
                                     Title:  Vice President


                                     FLEET NATIONAL BANK (successor in interest to BankBoston, N.A.), as a Lender


                                     By: Daniel Butler
                                     Title:  Vice President


                                     WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender


                                     By:________________________________________
                                     Title:


                                     WELLS FARGO BANK, NATIONAL ASSOCIATION, successor by merger to First Security Bank, N.A., as a Lender


                                     By:________________________________________
                                     Title:


                                     U.S. BANK NATIONAL ASSOCIATION, as a Lender


                                     By: /s/ illegible
                                     Title:

                                     THE HOWARD BANK, N.A., as a Lender


                                     By: /s/ illegible
                                     Title:


                                     BLACK DIAMOND CLO 1998-1 LTD., as a Lender


                                     By: /s/ Derrie Boggess
                                     Title: Director


                                     BLACK DIAMOND CLO 2000-1 LTD., as a Lender


                                     By: /s/ David Dyer
                                     Title: Director


                                     BLACK DIAMOND INTERNATIONAL FUNDING, LTD., as a Lender


                                     By: /s/ David Dyer
                                     Title: Director



                                     By: /s/ Derrie Boggess
                                     Title: Director

                                     MERRILL  LYNCH  PRIME  RATE PORTFOLIO, as a
                                     Lender

                                     By:  Merrill Lynch Asset Management,  L.P.,
                                     as Investment Advisor


                                     By: /s/ Michael Brown
                                     Title:


                                     DEBT STRATEGIES FUND, INC., as a Lender


                                     By: /s/ Michael Brown
                                     Title:


                                     CAPTIVA II FINANCE LTD., as a Lender



                                     By:________________________________________
                                     Title:


                                     KZH-PAMCO LLC, as a Lender



                                     By:/s/ Kimberly Rowe
                                     Title: Authorized Agent



                                     KZH HIGHLAND-2 LLC, as a Lender



                                     By:/s/ Kimberly Rowe
                                     Title: Authorized Agent

                                     PAM CAPITAL FUNDING L.P., as a Lender

                                     By:  Highland Capital Management,  L.P., as
                                     Collateral Manager


                                     By: Todd Travers
                                     Title: Senior Portfollio Manager


                                     PAMCO CAYMAN, LTD., as a Lender

                                     By:  Highland Capital Management,  L.P., as
                                     Collateral Manager


                                     By: /s/ Todd Travers
                                     Title: Senior Portfolio Manager


                                     VAN  KAMPEN  PRIME  RATE INCOME TRUST, as a
                                     Lender

                                     By:  Van Kampen Investment Advisory Corp.


                                     By:  /s/ Darvin D. Pierce
                                     Title:  Principal

                                     GLENEAGLES TRADING LLC, as a Lender


                                     By: /s/ Ann E. Morris
                                     Title: Assistant Vice President


                                     SRV-HIGHLAND, INC., as a Lender


                                     By: /s/ Ann E. Morris
                                     Title: Assistant Vice President

                        SCHEDULE OF CAPITAL EXPENDITURES


                                  SEE ATTACHED

                                SCHEDULE OF FEES



                                      NONE